UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2023

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o GD Culture Group Limited

Flat 1512, 15F, Lucky Centre,

No.165-171 Wan Chai Road

Wan Chai, Hong Kong

(Address of Principal Executive Offices) (Zip code)

+852-95791074

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2023, GD Culture Group Limited (the “Company”, “we”, “us” or “our”) entered into a placement agency agreement (the “Placement Agency Agreement”), with Univest Securities, LLC (the “Placement Agent” or “Univest”). Pursuant to the Placement Agency Agreement, the Placement Agent agrees to use its reasonable best efforts to sell the Company’s common stock (the “Common Stock”) in a registered direct offering (the “RD Offering”), and a concurrent private placement (the “PIPE Offering”, together with the RD Offering, collectively the “Offering”). The Placement Agent has no obligation to buy any of the securities from us or to arrange for the purchase or sale of any specific number or dollar amount of securities.

In the RD Offering, an aggregate of 310,168 shares of common stock (the “Common Shares”) of the Company, par value $0.0001 per share, and pre-funded warrants to purchase up to an aggregate of 844,351 shares of common stock (the “Pre-Funded Warrants”, and the common stock underlying such warrants, the “Pre-Funded Warrant Shares”) are sold to certain purchasers (the “Purchasers”), pursuant to a securities purchase agreement, dated May 1, 2023 (the “RD Securities Purchase Agreement”). The purchase price of each Common Share is $8.27. The purchase price of each Pre-funded Warrant is $8.269, which equals the price per Common Share being sold to the public in this offering, minus $0.001. The RD Offering is being made pursuant to a shelf registration statement (No. 333-254366) on Form S-3, which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on March 26, 2021, and related prospectus supplement.

In the concurrent PIPE Offering, warrants to purchase up to 1,154,519 shares of common stock (the “Unregistered Warrants”, and the common stock underlying such warrants, the “Unregistered Warrant Shares”) are also sold to the Purchasers, pursuant to a private warrant securities purchase agreement, dated May 1, 2023 (the “PIPE Securities Purchase Agreement”).

The net proceeds from the Offering, after deducting placement agent discounts and commissions and estimated offering expenses payable by the Company, are approximately $8.53 million (assuming the Unregistered Warrants are not exercised). The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

Pursuant to the Placement Agency Agreement, the Company has agreed to pay the Placement Agent a total cash fee equal to 7.0% of the aggregate gross proceeds received in the Offering and the Company has also agreed to pay the Placement Agent a non-accountable expense allowance equal to 1% of the aggregate gross proceeds. The Placement Agent will also be reimbursed for certain out-of-pocket accountable expenses incurred in this offering up to $150,000.

Pre-funded Warrants

“Pre-funded” refers to the fact that the purchase price of the warrants in the offering includes almost the entire exercise price that will be paid under the Pre-funded Warrants, except for a nominal remaining exercise price of $0.001. The purpose of the Pre-funded Warrants is to enable Purchasers that may have restrictions on their ability to beneficially own more than 4.99% (or, upon election of the holder, 9.99%) of the Company’s outstanding Common Stock following the consummation of the offering the opportunity to make an investment in the Company without triggering their ownership restrictions, by receiving Pre-funded Warrants in lieu of the Company’s common stock which would result in such ownership of more than 4.99% (or 9.99%), and receive the ability to exercise their option to purchase the shares underlying the Pre-funded Warrants at such nominal price at a later date. In the RD Offering, each Pre-funded Warrant is exercisable for one share of our Common Stock, with an exercise price equal to $0.001 per share, at any time that the Pre-funded Warrant is outstanding. The Pre-funded Warrants will be exercisable immediately after issuance and will expire five (5) years from the date of issuance. The holder of a Pre-funded Warrant will not be deemed a holder of our underlying common stock until the Pre-funded Warrant is exercised.

Unregistered Warrants

In a concurrent private placement, the Company has agreed to sell to such Purchasers warrants to purchase up to 1,154,519 Unregistered Warrants. The Unregistered Warrants and the Unregistered Warrant Shares are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). The Unregistered Warrants and the Unregistered Warrant Shares are being offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The Unregistered Warrants will be exercisable immediately after issuance and will expire five (5) years from the date of issuance. The Exercise Price of the Unregistered Warrants is $8.27, subject to adjustment as provided in the form of Unregistered Warrants.

Placement Agent Warrants

Pursuant to the Placement Agency Agreement, the Company has agreed to issue the Placement Agent Warrants to the Placement Agent to purchase up to 115,452 shares of Common Stock (equal to 5.0% of the aggregate number of Common Shares, Pre-Funded Warrant Shares, and the Unregistered Warrant Shares) at an exercise price of $9.924 per share, which represents 120% of the offering price of each share. The Placement Agent’s Warrants will have substantially the same terms as the Unregistered Warrants, which is not covered by the shelf registration statement (No. 333-254366) on Form S-3, which was declared effective by the SEC on March 26, 2021, and related prospectus supplement.

The Placement Agency Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of RD Securities Purchase Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The form of PIPE Securities Purchase Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The form of Pre-funded Warrants is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The form of Unregistered Warrants is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing descriptions of the terms of the Purchase Agreements and form of Pre-funded Warrant and Unregistered Warrants do not purport to be complete descriptions of the rights and obligations thereunder and are qualified in their entirety by reference to such exhibits. A copy of the opinion of the Company’s counsel, relating to the validity of the Common Shares and Pre-funded Warrants in connection with the RD Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On May 4, 2023, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Pre-funded Warrants
4.2	Form of Unregistered Warrants
5.1	Opinion of Ortoli Rosenstadt LLP
10.1	Placement Agency Agreement, dated May 1, 2023
10.2	Form of RD Securities Purchase Agreement between the Company and certain Purchasers, dated May 1, 2023
10.3	Form of PIPE Securities Purchase Agreement between the Company and certain Purchasers, dated May 1, 2023
23.1	Consent of Ortoli Rosenstadt LLP (included in Exhibit 5.1)
99.1	Closing Press Release dated May 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD CULTURE GROUP LIMITED

Date: May 4, 2023	By:	/s/ Xiaojian Wang
	Name:	Xiaojian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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